SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 26, 2000

                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




            OHIO                   File No. 1-5964             23-0334400
      (State or other              (Commission File          (IRS Employer
      jurisdiction of                   Number)              Identification
       incorporation)                                            Number)



          P.O. Box 834, Valley Forge, Pennsylvania              19482
          (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On April 26, 2000, the Registrant announced results for the second quarter of fiscal year 2000. The Registrant's press release dated April 26, 2000 containing further detail is attached.


         On April 26, 2000, the Registrant announced that James J. Forese has been named to the additional post of Chairman of IKON's Board of Directors. The Registrant's press release dated April 26, 2000 containing further detail is attached.

This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to: statements concerning expected revenue growth, cost savings and increased productivity and margins resulting from the Registrant's growth and productivity initiatives; and IKON's full year peformance. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to, risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 1999 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, Registrant's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (99) Press Release dated April 26, 2000

     (99.1) Press Release dated April 26, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           IKON OFFICE SOLUTIONS, INC.




                            By: /s/WILLIAM S. URKIEL
                                William S. Urkiel
                                Senior Vice President and
                                Chief Financial Officer



Dated:  May 3, 2000